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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

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                        GOLDEN WEST FINANCIAL CORPORATION

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                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420


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Item 7.01       Regulation FD Disclosure.

         The following information is furnished under Item 12 (Results of Operations and Financial Condition).

         Exhibit No.            Exhibit
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                99.1            Third Quarter 2004 Earnings Press Release

                99.2            September 2004 Thirteen Month Statistical Data
                                Press Release




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GOLDEN WEST FINANCIAL CORPORATION


Dated:  October 21, 2004                /s/ Russell W. Kettell
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                                        Russell W. Kettell
                                        President and
                                        Chief Financial Officer